EXHIBIT 10(bc)
                        TRANSTECH INDUSTRIES, INC.

                         2001 EMPLOYEE STOCK PLAN


Purpose

      The purpose of the 2001 Employee Stock Plan (the "Plan") is to advance the interests of Transtech Industries, Inc.
("Transtech") and to increase shareholder value by providing
Employees with a proprietary interest in the growth and performance of Transtech and with incentives for continued service with Transtech, its subsidiaries and affiliates.

Term

      The Plan shall be effective upon approval thereof by the Board of Directors of Transtech (the "Board") on February 7, 2001 and shall remain in effect until December 31, 2006, unless extended or sooner terminated by the Board. After termination of the Plan, no future awards may be granted but previously made awards shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan.

Plan Administration

      The Board shall be responsible for administrating the Plan. The Board shall have full and exclusive power to interpret, construe and implement the Plan and any rules, regulations, guidelines or agreements adopted hereunder and to adopt, alter and repeal such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper. These powers shall include, but not be limited to, (i) determination of the type or types of awards to be granted under the Plan; (ii) determination of the terms and conditions of any awards under the Plan and the term of the award (including, but not limited to, the power to extend the term of any award)); (iii) determination of whether to adjust other terms and conditions, at any time or from time to time, of any award, including with respect to performance goals and measurements applicable to performance-based awards pursuant to the terms of the Plan; (iv) determination of the extent to which and under what circumstances shares and other amounts payable with respect to an award shall be deferred; (v) determination of whether, to what extent and under what circumstances awards may be settled, paid or exercised in cash, shares, other securities, or other property, or may be cancelled, forfeited or suspended; (vi) adoption of such modifications, amendments, procedures, subplans and the like as are necessary to comply with provisions of the laws of other countries in which the Company may operate in order to assure the viability of awards granted under the Plan and to enable participants employed in such other countries to receive advantages and benefits under the Plan and under such laws; (vii) subject to the rights of participants, modification, change, amendment or cancellation of any award to correct an administrative error; and (viii) taking any other action the Board deems necessary or desirable for the administration of the Plan. In making any determination under the Plan, the Board shall be entitled to rely on reports, opinions or statements of officers and employees of the Company as well as those of counsel, public accountants and other professional or expert persons. All determinations, interpretations, and other decisions by the Board under or with respect to the Plan or any award shall be final, conclusive and binding upon all parties, including without limitation, the Company, any Employee and any other person with rights to any award under the Plan. No member of the Board shall be subject to individual liability with respect to the Plan. The Board shall act only by a majority of its members then in office.

Eligibility

      Any Employee of the Company shall be eligible to receive an award under the Plan, as the Board in its sole discretion shall determine from time to time. In this Plan, the term "Employee" shall have the same definition as that set forth in General Instruction A to Form S-8 promulgated under the Securities Act of 1933, as amended, and the term "Company" shall mean Transtech and any entity that is directly or indirectly controlled by Transtech.

Shares of Stock Subject to the Plan

      The aggregate number and class of shares which may be made the subject of awards granted pursuant to the Plan is one hundred fifty thousand (150,000) shares of common stock of Transtech, par value $.50 per share (the "Common Stock"), subject in each case to adjustment as provided in Section 6. Such shares may be made available from authorized and unissued shares of Common Stock or shares of Common Stock held in Transtech's treasury.

Adjustments and Reorganizations

      The Board may make such adjustments as it deems appropriate to give effect to the intent of the Plan in the event of changes that impact the Company's share price or share status, provided that any such actions are consistently and equitably applied to all affected participants.

      In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting shares, such adjustments, if any, as the Board in its discretion deems appropriate to reflect such change shall be made with respect to
(i) the aggregate number of shares that may be issued under the Plan; and (ii) the number of shares subject to awards under the Plan.

Awards
      The Board shall approve the terms and conditions governing awards in accordance with Section 8. Awards may be made in shares of Common Stock or may be denominated in units of shares of Common Stock. All or part of any stock award may be subject to conditions established by the Board, and set forth in the award agreement, which may include, but are not limited to, continued service with the Company, achievement of specific business objectives, and other measurements of individual, business unit or company performance.

Award Agreements

      Awards under the Plan shall be evidenced by an agreement, approved by the Board, that sets forth terms, conditions and limitations, if any, on an award. The Board may amend award agreements entered into, either prospectively or retroactively, except that, no such amendment shall affect a holder's rights under a previously granted award without the consent of the holder unless such amendment does not have a material adverse affect on the holder.

Plan Amendment

      The Board may amend, alter, extend the term of, increase or decrease the number of shares of stock subject to or discontinue the Plan at any time, except that no such amendment shall affect any outstanding awards without the consent of the holders such awards unless such change would not have a material adverse affect on such holders.

Tax Withholding

      The Company shall have the right to deduct from any award made under the Plan, including from any other compensation payable to the recipient of the award, an amount sufficient to cover all withholding tax obligations imposed by any federal, state, local or foreign laws. The Board may take any other action that it deems necessary to satisfy any withholding obligations including, but not limited to, requiring the payment by the participant to the Company of any such amounts required to be withheld.


Unfunded Plan

      Unless otherwise determined by the Board, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any participant or other person.

Miscellaneous

      No person shall have any claim or right to be granted an award under the Plan, and no participant shall have any right by reason of the grant of any award under the Plan to continued employment by the Company. Except as otherwise provided herein, determinations made by the Board under the Plan need not be uniform and may be made selectively among eligibleindividuals under the Plan, whether or not such eligible individuals are similarly situated. No participant shall have any right with respect to the Plan, or to any award, contingent or otherwise, until written evidence of the award shall have been delivered to the participant and all the terms, conditions and provisions of the Plan and the award applicable to such participant have been satisfied. A participant shall have no rights as a shareholder until he or she becomes the holder of record of shares.

General Restriction

      Each award shall be subject to the requirement that, if at any time the Board determines, in its sole discretion, that the listing, registration or qualification of any award under the Plan on any securities exchange or under any federal, state or foreign law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such award or the exercise or settlement thereof, no such award may be exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The Board may require each participant purchasing or receiving shares pursuant to an award to represent to and agree with the Company in writing that such participant is acquiring the shares without a view to the distribution thereof. All certificates for shares, or other securities delivered under the Plan shall be subject to such stock transfer stop orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable state, federal, or foreign law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to all of the restrictions in this Section 13.

Governing Law

      The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the state of Delaware and applicable federal law.

Successors and Assigns

      The Plan shall be binding on all successors and permitted assigns of a participant, including, but not limited to, the estate of such participant and the executor, administrator or trustee of such estate and the guardian or legal representative of the participant.